UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 2, 2007

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

---------------------------- ---------------------------- ----------------------
           Florida                    000-51252                  59-2091510
---------------------------- ---------------------------- ----------------------
  (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)
---------------------------- ---------------------------- ----------------------

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 389-7832
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01   Entry into a Material Definitive Agreement

      On May 2, 2007, National Investment Managers Inc. (the "Company") and Laurus Master Fund, Ltd. ("Laurus") entered into the Second Omnibus Amendment and Waiver (the "Omnibus Agreement") to amend certain terms of secured convertible term note issued in March 2005 (the "March Note"), the secured term note issued in November 2005 (the "November Note") and the secured term note issued in May 2006 (the "May Note"). Pursuant to the Omnibus Agreement, Laurus and the Company agreed that the Company shall not be required to pay the principal portion of any monthly principal amount due in May, June and July 2007 under the March Note, the November Note and the May Note. As consideration for the extensions to the respective term notes, the Company made a cash payment to Laurus on May 2, 2007 in the aggregate principal amount of $130,988.

Item 9.01   Financial Statements and Exhibits.

(c)   Index of Exhibits.

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Exhibit No. Exhibit Description
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10.1        Second Omnibus Amendment and Waiver, dated as of May 2, 2007, by and between National Investment Managers, Inc. and Laurus Master Fund, Ltd.
----------- --------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               NATIONAL INVESTMENT MANAGERS INC.


                                               By:    /s/ Leonard A. Neuhaus
                                                      ----------------------
                                               Name:  Leonard A. Neuhaus
                                               Title: Chief Operating Officer
      Date: May 4, 2007


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